Exhibit 99.2

EXCEL TRUST

WHOLE FOODS MARKET

Supplemental Operating and Financial Data
For the Period Ended June 30, 2014

*	Note: Financial and portfolio information reflects the consolidated operations of the company and excludes unconsolidated entities unless otherwise noted.

Company Overview

Corporate Headquarters	Other Offices
Excel Trust, Inc.	Atlanta, GA	Salt Lake City, UT
17140 Bernardo Center Dr., Ste 300	Dallas, TX	Scottsdale, AZ
San Diego, CA 92128	Orlando, FL	Stockton, CA
Tel: 858-613-1800	Richmond, VA
Email: info@exceltrust.com
Website: www.exceltrust.com

Executives & Senior Management
Gary B. Sabin—Chairman & CEO	Spencer G. Plumb—President & COO
James Y. Nakagawa—CFO, Treasurer	Mark T. Burton—CIO & SVP, Acquisitions
S. Eric Ottesen—SVP, General Counsel	Matthew S. Romney—SVP, Capital Markets

Board of Directors
Gary B. Sabin (Chairman)	Spencer G. Plumb
Mark T. Burton	Bruce G. Blakley
Burland B. East III	Robert E. Parsons, Jr.
Warren R. Staley

Transfer Agent and Registrar	Corporate Counsel
Broadridge Corporate Issuer Solutions, Inc.	Latham & Watkins
PO Box 1342	12636 High Bluff Drive, Suite 400
Brentwood, NY 11717	San Diego, CA 92130
Tel: 877-830-4936	Tel: 858-523-5400
Email: shareholder@broadridge.com
Website: www.broadridge.com

Reported results and other information herein are preliminary and not final until the filing of Excel Trust’s report on Form 10-Q or Form 10-K with the Securities and Exchange Commission and, therefore, remain subject to adjustment.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); adverse economic or real estate developments in the retail industry or the markets in which the Company operates; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; the Company’s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; the Company’s inability to successfully complete real estate acquisitions or successfully operate acquired properties; the Company’s failure to qualify or maintain its status as a REIT; risks associated with the Company’s dependence on key personnel whose continued service is not guaranteed; and risks associated with downturns in domestic and local economies, and volatility in the securities markets. For a further list and description of such risks and uncertainties, see the reports filed by the Company with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Property Locations

Greater SF Bay Area
Stockton, CA
Manteca, CA
Tracy, CA
Gilroy, CA
Salt Lake City, UT
St. George, UT
Las Vegas, NV
San Diego, CA
Phoenix, AZ
Southlake, TX
Dallas/Ft. Worth, TX
Ft. Worth, TX
Rockwall, TX
Odessa, TX
Houston, TX
Shippensburg, PA
Washington D.C.
Richmond, VA
Newport, TN
Spring Hill, TN
Simpsonville, SC
Atlanta, GA
Birmingham, AL
Milledgeville, GA
Montgomery, AL
Dothan, AL
St. Marys, GA
Ocala, FL
Orlando, FL
Tampa, FL
Change in Total Population from 2010 to 2020
Greater Than 350,000
Between 100,000-350,000
Less Than 100,00
EXL Properties
Regional Offices

Page 4

Analyst Coverage

Company	Analyst	Contact

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Bank of America Merrill Lynch	Craig Schmidt	(646) 855-3640
	Katharine Hutchins	(646) 855-1681

Cantor Fitzgerald	David Toti	(212) 915-1219
	Evan Smith	(212) 915-1220

Hilliard Lyons	Carol Kemple	(502) 588-1839

KeyBanc	Jordan Sadler	(917) 368-2280
	Todd Thomas	(917) 368-2286

Raymond James	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Sandler O’Neill + Partners	Alexander Goldfarb	(212) 466-7937
	Andrew Schaffer	(212) 466-8062

Stifel, Nicolaus	Nathan Isbee	(443) 224-1346
	Jennifer Hummert	(443) 224-1288

Wells Fargo	Jeff Donnelly	(617) 603-4262
	Tamara Fique	(443) 263-6568

Summary Financial and Portfolio Data (Consolidated)

For the Period Ended June 30, 2014

(Dollars and share data in thousands, except per share data)

Portfolio Summary
Total Gross Leasable Square Feet (GLA)-Operating Portfolio (1)	6,218,035
Percent Leased-Operating Portfolio	93.5%
Percent Occupied-Operating Portfolio	92.5%
Annualized Base Rent (2)	$91,077
Total no. retail leases signed or renewed	49
Total sq. ft. retail leases signed or renewed	231,779
Financial Results
Net income (loss) attributable to the common stockholders	$(839)
Net income (loss) per diluted share	$(0.02)
Funds from operations (FFO)	$10,712
FFO per diluted share	$0.21
Adjusted funds from operations (AFFO)	$11,950
AFFO per diluted share	$0.24
EBITDA	$19,297
Assets
Gross undepreciated real estate	$1,163,972
Gross undepreciated assets	$1,467,329
Total liabilities to gross undepreciated assets	42.5%
Debt to gross undepreciated assets	37.9%
Capitalization
Common shares outstanding	61,117
OP units outstanding	1,020

Total common shares and OP units	62,137
Closing price at quarter end	$13.33
Equity capitalization	$828,286
Series A convertible preferred shares (at liquidation preference of $25.00 per share)	50,000
Series B preferred shares (at liquidation preference of $25.00 per share)	92,000
Total debt (3)	555,897

Total capitalization	$1,526,183

Debt/total capitalization	36.4%
Debt/EBITDA	7.2
Common Stock Data
Range of closing prices for the quarter	$12.32-13.92
Weighted average common shares outstanding—diluted (EPS)	48,567
Weighted average common shares outstanding—diluted (FFO and AFFO)	50,334
Shares of common stock outstanding	61,117

(1)	Includes retail and office gross leasable area, but excludes gross leasable area from developments under construction and any planned development.
(2)	Annualized Base Rent excludes rental revenue from non-stabilized development properties.
(3)	Excludes debt discount or premium.

Balance Sheets

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	June 30, 2014	March 31, 2014	December 31, 2013	September 30, 2013	June 30, 2013
ASSETS:
Property:
Land	$380,363	$380,368	$380,366	$355,509	$326,633
Buildings	647,401	646,062	642,356	620,840	585,396
Site improvements	64,769	64,283	63,242	60,459	54,165
Tenant improvements	56,459	55,624	54,025	52,254	47,080
Construction in progress	14,980	8,028	7,576	3,297	3,370
Less accumulated depreciation	(75,834)	(68,635)	(61,479)	(54,409)	(49,294)

Property, net	1,088,138	1,085,730	1,086,086	1,037,950	967,350
Cash and cash equivalents	183,749	5,307	3,245	3,483	7,199
Restricted cash	6,973	8,535	8,147	41,139	7,193
Tenant receivables, net	3,205	3,746	5,117	3,500	2,798
Lease intangibles, net	68,213	73,013	78,345	80,273	75,059
Deferred rent receivable	10,342	9,819	9,226	8,462	7,911
Other assets (1)	22,572	21,143	20,135	18,944	18,616
Real estate held for sale, net of accumulated amortization	—	—	—	—	3,226
Investment in unconsolidated entities	8,303	8,405	8,520	8,371	8,654

Total assets	$1,391,495	$1,215,698	$1,218,821	$1,202,122	$1,098,006

LIABILITIES AND EQUITY:
Liabilities:
Mortgages payable, net	$207,048	$238,543	$251,191	$308,365	$301,235
Notes payable	—	198,000	179,500	193,500	109,000
Unsecured notes	348,693	100,000	100,000	—	—
Accounts payable and other liabilities	29,110	23,964	21,700	25,893	22,016
Lease intangibles, net	25,845	26,967	28,114	27,884	24,444
Dividends/distributions payable	13,160	10,944	10,932	10,684	10,659

Total liabilities	623,856	598,418	591,437	566,326	467,354
Equity:
Total stockholders’ equity	755,611	605,665	615,446	621,562	616,253
Non-controlling interests	12,028	11,615	11,938	14,234	14,399

Total equity	767,639	617,280	627,384	635,796	630,652

Total liabilities and equity	$1,391,495	$1,215,698	$1,218,821	$1,202,122	$1,098,006

(1)	Other assets is primarily comprised of deposits, notes receivable, prepaid expenses and furniture, fixtures, and equipment

Statements of Operations

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data and dividends per share)

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
Revenues:
Rental revenue	$25,179	$22,227	$50,086	$44,129
Tenant recoveries	4,855	4,446	10,110	9,076
Other income	596	285	1,030	601

Total revenues	30,630	26,958	61,226	53,806
Expenses:
Maintenance and repairs	2,186	1,737	4,409	3,418
Real estate taxes	2,930	2,992	6,295	5,958
Management fees	519	415	1,037	633
Other operating expenses	1,615	1,354	3,346	2,862
Changes in fair value of contingent consideration	—	(1,558)	—	(1,558)
General and administrative	4,158	3,306	7,973	7,137
Depreciation and amortization	11,411	10,810	23,207	22,976

Total expenses	22,819	19,056	46,267	41,426

Net operating income	7,811	7,902	14,959	12,380
Interest expense	(5,981)	(4,444)	(10,970)	(9,022)
Interest income	54	48	103	97
Income (loss) from equity in unconsolidated entities	95	(65)	165	(25)
Gain on acquisition of real estate and sale of land parcel	—	—	—	—
Changes in fair value of financial instruments and gain on OP unit redemption	—	—	—	230

Net income (loss) from continuing operations	1,979	3,441	4,257	3,660
Income from discontinued operations before gain on sale of real estate assets	—	31	—	136
Gain on sale of real estate assets	—	—	—	—

Income from discontinued operations	—	31	—	136

Net income (loss)	1,979	3,472	4,257	3,796
Net (income) loss attributable to non-controlling interests	(74)	(105)	(157)	(133)

Net income (loss) attributable to Excel Trust, Inc.	1,905	3,367	4,100	3,663
Preferred stock dividends	(2,744)	(2,744)	(5,488)	(5,488)

Net income (loss) attributable to the common stockholders	$(839)	$623	$(1,388)	$(1,825)

Basic and diluted net income (loss) per share	$(0.02)	$0.01	$(0.03)	$(0.04)

Weighted-average common shares outstanding—basic and diluted	48,567	47,150	48,178	46,256

The notes in the Form 10-Q or 10-K are an integral part of these condensed consolidated financial statements.

Reconciliation of Net Income to EBITDA

(Earnings before Interest, Taxes, Depreciation & Amortization)

Excel Trust, Inc.’s EBITDA and a reconciliation to net income (loss) for the periods presented is as follows:

	Three Months Ended June 30, 2014	Three Months Ended March 31, 2014	Three Months Ended December 31, 2013	Three Months Ended September 30, 2013	Three Months Ended June 30, 2013
Net income attributable to Excel Trust, Inc.	$1,905	$2,195	$2,378	$13,483	$3,367
Add:
Interest expense	5,981	4,989	5,193	4,728	4,517
Depreciation and amortization(1)	11,411	11,796	11,534	11,766	11,149

EBITDA	$19,297	$18,980	$19,105	$29,977	$19,033

(1)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations.

Reconciliation of Net Income to FFO and AFFO

For the Periods Ended June 30, 2014

(In thousands, except per share data)

Excel Trust, Inc.’s FFO and AFFO available to common stockholders and operating partnership unitholders and a reconciliation to net income(loss) for the three and six months ended June 30, 2014 and 2013 is as follows:

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013
Net income (loss) attributable to the common stockholders	$(839)	$623	$(1,388)	$(1,825)
Add:
Non-controlling interests in operating partnership	(16)	20	(26)	(39)
Depreciation and amortization (1)	11,411	11,149	23,207	23,540
Deduct:
Depreciation and amortization related to joint venture (2)	156	255	326	666

Funds from operations (3)	$10,712	$12,047	$22,119	$22,342
Adjustments:
Transaction costs	171	313	477	447
Deferred financing costs	499	419	923	913
Stock-based and other non-cash compensation expense	1,390	568	1,964	1,130
Changes in fair value of contingent consideration	—	(1,558)	—	(1,558)
Changes in fair value of financial instruments	—	—	—	(230)
Straight-line effects of lease revenue	(524)	(1,100)	(1,116)	(1,977)
Amortization of above- and below-market leases	(222)	179	(360)	219
Non-incremental capital expenditures	(68)	(234)	(179)	(350)
Non-cash expenses (income) related to joint venture	(8)	16	(17)	(281)

Adjusted funds from operations (3)	$11,950	$10,650	$23,811	$20,655

Weighted average common shares outstanding	48,567	47,150	48,178	46,256
Add (4):
OP units	1,020	1,225	1,020	1,233
Restricted stock	747	213	—	223
Contingent consideration related to business combinations	—	—		—
LTIP restricted stock	—	94	—	94

Weighted average common shares outstanding—diluted (FFO and AFFO)	50,334	48,682	49,198	47,806

Funds from operations per share (diluted) (5)	$0.21	$0.25	$0.44	$0.47
Adjusted funds from operations per share (diluted) (5)	$0.24	$0.22	$0.48	$0.44

Other Information (6):
Leasing commissions paid	$216	$462	$488	$970
Tenant improvements paid	$771	$711	$2,028	$3,092

(1)	Total consolidated depreciation and amortization, a portion of which is included in discontinued operations on the statements of operations (for the three and six months ended June 30, 2013).
(2)	Includes a reduction for the portion of consolidated depreciation and amortization expense that would be allocable to non-controlling interests in the operating partnership and an increase for the Company’s portion of depreciation and amortization expense related to its investment in the unconsolidated La Costa Town Center and The Fountains at Bay Hill properties.
(3)	FFO and AFFO are described on the Definitions page.
(4)	The calculation of FFO for the three months ended June 30, 2014 and 2013 include 1,767,000 and 1,532,000 OP units, shares of restricted stock and LTIP restricted stock, which are considered antidilutive for purposes of calculating diluted earnings per share. The three months ended June 30, 2014 and 2013 exclude 3,367,200 and 3,333,400 shares of common stock, respectively, potentially issuable pursuant to the conversion feature of the preferred stock based on the “if converted” method. The calculation of FFO for the six months ended June 30, 2014 and 2013 include 1,020,000 and 1,550,000 OP units, shares of restricted stock and LTIP restricted stock, which are considered antidilutive for purposes of calculating diluted earnings per share. The six months ended June 30, 2014 and 2013 exclude 3,367,200 and 3,333,400 shares of common stock, respectively, potentially issuable pursuant to the conversion feature of the preferred stock based on the “if converted” method.
(5)	The calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the three months ended June 30, 2014 and 2013 includes a reduction of $129,000 and $114,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings. the calculation of funds from operations per share (diluted) and adjusted funds from operations per share (diluted) for the six months ended June 30, 2014 and 2013 includes a reduction of $257,000 and $228,000, respectively, for dividends paid to shares of restricted common stock in excess of earnings.
(6)	Excludes development properties and shell construction costs for value-add opportunities at operating properties.

Debt Summary (Consolidated)

For the Period Ended June 30, 2014

(Dollars in thousands)

		% Total Debt
Fixed Rate Debt(1)	$543,897	98%
Variable Rate Debt(2)	12,000	2%

Total Debt(1)	$555,897	100%
Debt(1)/Gross Undepreciated Assets	37.9%

		% Total Debt
Secured Debt(1)	$205,897	37%
Unsecured Debt	350,000	63%

Total Debt	$555,897	100%
Secured Debt to Gross Undepreciated Assets		14.0%

Maturities by Year-Secured(3)	Amount	% Total Debt
2014	$47,129	8.5%
2015	47,918	8.6%
2016	2,362	0.4%
2017	41,436	7.5%
2018	2,196	0.4%
2019	5,615	1.0%
2020	37,419	6.7%
2021	628	0.1%
2022	675	0.1%
2023	725	0.1%
Beyond 2023	19,794	3.6%

Total	$205,897	37.0%

Maturities by Year-Unsecured(3)	Amount	Contractual Interest Rate	% Total Debt
2014	$—
2015	—
2016	—
2017	—
2018	—
2019	—
2020	75,000	4.4%	13.5%
2021	—
2022	—
2023	25,000	5.2%	4.5%
Beyond 2023	250,000	4.6%	45.0%

Total	$350,000	4.6%	63.0%

Mortgage Notes	Amount	Contractual Interest Rate	Maturity
Gilroy Crossing	$45,406	5.0%	Oct-14
The Promenade	47,042	4.8%	Oct-15
5000 South Hulen	13,300	5.6%	Apr-17
Lake Pleasant Pavilion	27,679	6.1%	Oct-17
Rite Aid, Vestavia	925	7.3%	Oct-18
Living Spaces-Promenade	6,875	7.9%	Nov-19
West Broad Village	39,700	3.3%	May-20
Lowe’s, Shippensburg	12,970	7.2%	Oct-31
Northside Mall	12,000	0.1%	Nov-35

Total	205,897	4.8%
Debt (discount) or premium	1,151

Mortgage notes, net	$207,048

(1)	Amount excludes debt discount or premium.
(2)	Includes the Northside Plaza redevelopment revenue bonds to be used for the redevelopment of this property, a construction loan at our Red Rock Commons property and our unsecured revolving credit facility. The revenue bonds are priced off the SIFMA index and reset weekly (the rate as of June 30, 2014 was 0.07%). The revenue bonds are secured by a $12.1 million letter of credit issued by the Company from the Company’s credit facility. The unsecured revolving credit facility also bears interest at LIBOR plus 0.90% to 1.70%.
(3)	Includes monthly payments on outstanding principal as well as principal due at maturity.

Common and Preferred Stock Data

For the Period Ended June 30, 2014

(In thousands, except per share data)

	Three Months Ended June 30, 2014	Three Months Ended March 31, 2014	Three Months Ended December 31, 2013	Three Months Ended September 30, 2013
Earning per share - share data
Weighted average common shares outstanding - diluted	48,567	47,785	47,672	47,669

Diluted common shares - EPS	48,567	47,785	47,672	47,669

Funds from operations - share data
Weighted average common shares outstanding	48,567	47,785	47,672	47,497
Weighted average OP units outstanding	1,020	1,020	1,100	1,225
Weighted average restricted stock outstanding	747	—	141	172

Total potential dilutive common shares	50,334	48,805	48,913	48,894

Total common shares (including restricted stock) outstanding	61,117	48,455	48,381	48,173
Total OP units outstanding	1,020	1,020	1,020	1,225
Total Series A convertible preferred shares oustanding	2,000	2,000	2,000	2,000
Total Series B preferred shares outstanding	3,680	3,680	3,680	3,680
Common share data
High closing share price	$13.92	$12.80	$12.41	$13.92
Low closing share price	$12.32	$11.01	$11.39	$11.51
Average closing share price	$12.95	$11.95	$11.82	$12.61
Closing price at end of period	$13.33	$12.68	$11.39	$12.00
Dividends per share - annualized	$0.70	$0.70	$0.70	$0.68
Dividend yield (based on closing share price at end of period)	5.3%	5.5%	6.1%	5.7%
Dividends per share
Common stock (EXL)	$0.1750	$0.1750	$0.1750	$0.1700
Series A Convertible Perpetual Preferred stock	$0.4375	$0.4375	$0.4375	$0.4375
Series B Preferred stock	$0.5078	$0.5078	$0.5078	$0.5078

Acquisitions & Developments

For the Period Ended June 30, 2014

(Dollars in thousands, except price per square foot)

Value-add Opportunities	City	State	Estimated Opening Date(1)	GLA to be Constructed	Land(2)	Improvements	Total Carrying Amount(3)	Remaining Estimated Cost to Complete	% GLA Leased / Committed(4)	Major Tenants
Red Rock Commons	St. George	UT	Q3 2014	15,606	$—	$1,703	$1,703	$1,259	66%	Café Rio, Charming Charlies
West Broad Village - Expansion A	Richmond	VA	Q4 2014	10,000	$—	$1,851	$1,851	$496	100%	Children of America

Total				25,606	$—	$3,554	$3,554	$1,755

Developments Under Construction	City	State	Estimated Opening Date(1)	GLA to be Constructed	Land(2)	Improvements	Total Carrying Amount(3)	Remaining Estimated Cost to Complete	% GLA Leased / Committed(4)	Major Tenants
Chimney Rock - Phase II	Odessa	TX	TBD	110,086	$2,030	$2,997	$5,027	$10,035	44%	Dickey’s BBQ
Southlake Park Village(5)	Southlake (Dallas)	TX	TBD	186,043	$16,064	$12,009	$28,073	$28,345	62%	Fresh Market, REI

Total				296,129	$18,094	$15,006	$33,100	$38,380

Future Developments / Land	City	State	Estimated GLA to be Constructed /Land	Estimated Start Date	Estimated Project Cost	Projected Use
Plaza at Rockwall— Phase III	Rockwall	TX	22,700	TBD	$ 2,248	Additional shop space
Park West Place—Expansion B	Stockton	CA	9,700	TBD	NA	Additional shop space
Shops at Foxwood	Ocala	FL	1.0 acres	TBD	NA	Additional land to be sold or developed
Chimney Rock—Phase III	Odessa	TX	4.2 acres	TBD	NA	Additional land to be sold or developed
West Broad Village—Expansion B	Richmond	VA	1.2 acres	TBD	NA	Additional land to be sold or developed
Stadium Center—Expansion	Manteca	CA	2.0 acres	TBD	NA	Additional land to be sold or developed
League City Town Center	League City	TX	0.9 acres	TBD	NA	Additional land to be sold or developed

(1)	Opening Date represents the date at which the Company estimates that the majority of the gross leasable area will be open for business. A property is reclassified from development to the operating portfolio at the earlier of (i) 85.0% occupancy or (ii) one year from completion and delivery of the space.
(2)	The Company has not allocated a separate value to land parcels at certain properties for developments that represent only a small portion of the overall property.
(3)	Total Carrying Amount includes land value (where applicable), whereas Construction In Progress (CIP) values for development properties as listed in the Company’s SEC filings excludes land values.
(4)	Includes square footage of buildings leased to tenants (including square footage of buildings on outparcels owned by the Company and ground leased to tenants) as well as signed non-binding letters of intent as of July 2014.
(5)	Remaining estimated cost to complete at June 30, 2014 includes certain tenant related costs (leasing commissions, TI’s, marketing, etc.) not previously included and reflects the Company’s current development budget.

Operating Portfolio Summary (Consolidated)

For the Period Ended June 30, 2014

(Dollars in thousands, except price per square foot)

Property Name	City	State	Year Built(1)	Total GLA(2)	Acquisition Date	Price Sq. Ft.	Initial Cost Basis	Percent Leased 6/30/14	Percent Leased 3/31/14	Major Tenants
Operating Portfolio
West Broad Village (3)	Richmond	VA	2009	396,923	10/19/2012	$257	$170,200	78.8%	78.8%	Whole Foods, REI, HomeGoods, Dave & Buster’s, South University
The Promenade (4)	Scottsdale	AZ	1999	566,663	7/11/2011	$222	$126,000	94.3%	94.3%	Nordstrom Rack, Trader Joe’s, OfficeMax, PetSmart, Old Navy, Michael’s, Stein Mart, Cost Plus, Living Spaces, Lowe’s (non-owned)
Park West Place	Stockton	CA	2005	603,464	12/14/2010	$153	$92,500	99.4%	98.5%	Lowe’s, Kohl’s, Sports Authority, Jo-Ann, Ross, PetSmart, Office Depot, Target (non-owned)
Gilroy Crossing	Gilroy	CA	2004	325,431	4/5/2011	$210	$68,400	99.6%	99.6%	Kohl’s, Ross, Michaels, Bed Bath & Beyond, Target (non-owned)
Promenade Corporate Center	Scottsdale	AZ	2004	256,182	1/23/2012	$207	$53,000	84.0%	84.0%	Fitch, Healthcare Trust of America, Regus, Meridian Bank
Plaza at Rockwall	Rockwall	TX	2007/2012	432,096	6/29/2010	$118	$50,800	99.2%	99.2%	Best Buy, Dick’s, Staples, Ulta, JC Penney, Belk, HomeGoods, Jo-Ann
Brandywine Crossing	Brandywine	MD	2009	198,384	10/1/2010	$224	$44,500	96.9%	96.9%	Safeway, Marshalls, Jo-Ann, Target (non-owned), Costco (non-owned)
Lake Pleasant Pavilion	Phoenix (Peoria)	AZ	2007	178,376	5/16/2012	$234	$41,800	91.8%	90.9%	Target (non-owned), Marshalls, Bed Bath & Beyond, BevMo!, Tilly’s, Kirkland’s, The Dress Barn
Stadium Center	Manteca	CA	2006	160,726	7/1/2013	$256	$41,150	96.3%	96.3%	Ross, Jo-Ann, Office Max, Old Navy, Costco (non-owned) and Kohl’s (non-owned)
Dellagio	Orlando	FL	2009	123,198	10/19/2012	$325	$40,100	84.7%	85.9%	Flemings, Fifth Third Bank
League City Town Center	League City (Houston)	TX	2008	194,736	8/1/2013	$203	$39,500	96.4%	96.4%	Ross, TJ Maxx, Michael’s, PetSmart, Staples, SuperTarget (non-owned) and Home Depot (non-owned)
Vestavia Hills City Center	Birmingham (Vestavia Hills)	AL	2002	391,899	8/30/2010	$89	$34,900	83.6%	83.6%	Publix, Dollar Tree, Stein Mart, Rave Motion Pictures
The Crossings of Spring Hill	Nashville (Spring Hill)	TN	2008	219,842	12/19/2011	$141	$31,000	99.1%	95.5%	SuperTarget (non-owned), Kohl’s (non-owned), PetSmart, Ross, Bed Bath & Beyond
Tracy Pavilion	Tracy	CA	2006	162,463	1/24/2013	$189	$30,738	95.0%	93.4%	Marshalls, Ross, PetSmart, Staples, Ulta
Red Rock Commons	St. George	UT	2012	118,593	4//23/2010	$242	$28,700	100.0%	100.0%	Dick’s, PetSmart, Old Navy, Gap Outlet, Ulta
Edwards Theatres	San Diego (San Marcos)	CA	1999	100,551	3/11/2011	$261	$26,200	100.0%	100.0%	Edwards Theatres (a subsidiary of Regal Cinemas)
Rosewick Crossing	La Plata	MD	2008	115,972	10/1/2010	$215	$24,900	81.8%	81.8%	Giant Food, Lowe’s (non-owned)
EastChase Market Center	Montgomery	AL	2008	181,431	2/17/2012	$136	$24,700	98.9%	98.9%	Dick’s, Jo-Ann, Bed Bath & Beyond, Michaels, Old Navy, Costco (non-owned)
Chimney Rock	Odessa	TX	2012	190,770	8/30/2012	$125	$23,800	97.3%	97.3%	Academy Sports, Best Buy, Marshalls, Kirkland’s, Ulta
Excel Centre	San Diego	CA	1999	82,157	4//23/2010	$288	$23,700	90.4%	90.4%	Kaiser Permanente, Excel Trust, UBS
5000 South Hulen	Fort Worth	TX	2005	86,833	5/12/2010	$252	$21,900	96.7%	96.7%	Barnes & Noble, Old Navy
Lowe’s	Shippensburg	PA	2008	171,069	6/22/2010	$103	$17,600	100.0%	100.0%	Lowe’s
Anthem Highlands	Las Vegas (Henderson)	NV	2006	118,763	12/1/2011	$147	$17,500	89.2%	89.2%	Albertsons, CVS, Wells Fargo, Bank of America
Centennial Crossroads	Las Vegas	NV	2003	105,415	11/22/2013	$156	$16,400	88.8%	88.8%	Vons, Chase Bank
LA Fitness	San Diego	CA	2006	38,000	10/4/2013	$376	$14,300	100.0%	100.0%	LA Fitness
Pavilion Crossing	Brandon	FL	2012	68,400	10/1/2012	$192	$13,100	100.0%	96.2%	Publix
Shops at Foxwood	Ocala	FL	2010	78,660	10/19/2010	$160	$12,600	90.8%	90.8%	Publix, McDonald’s (non-owned)
Northside Plaza	Dothan	AL	2010	171,670	11/15/2010	$70	$12,400	94.8%	94.8%	Publix, Hobby Lobby, Books A Million
Meadow Ridge Plaza	Orlando	FL	2007	45,199	10/19/2012	$215	$9,700	83.0%	81.6%	Fifth Third Bank
Shoppes of Belmere	Orlando	FL	2008	26,502	10/19/2012	$366	$9,700	100.0%	100.0%	CVS
Lake Burden Shoppes	Orlando	FL	2008	20,598	10/19/2012	$413	$8,500	100.0%	95.1%	Walgreens
Five Forks Place	Simpsonville	SC	2002	61,191	4//23/2010	$127	$7,800	100.0%	98.0%	Publix
Mariner’s Point	St. Marys	GA	2001	45,215	7/20/2010	$146	$6,600	91.2%	91.2%	Shoe Show, Super Wal-Mart (non-owned)
Newport Towne Center	Newport	TN	2006	60,100	4//23/2010	$108	$6,500	88.9%	94.5%	Stage Stores (DBA Goody’s), Dollar Tree, Super Wal-Mart (non-owned)
Merchant Central	Milledgeville	GA	2004	45,013	6/30/2010	$136	$6,100	89.2%	89.2%	Dollar Tree, Super Wal-Mart (non-owned)
Cedar Square	Duncanville (Dallas)	TX	1978	75,550	11/4/2013	$57	$4,300	93.1%	94.7%	Beall’s, Walgreens

Total Operating Portfolio	Total			6,218,035		$182	$1,201,588	93.5%	93.3%

(1)	Year built represents the year in which construction was completed.
(2)	Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).
(3)	The West Broad Village property is a mixed use shopping center that includes retail, office and 339 apartment units on the upper levels of the shopping center. However, the property’s total GLA listed herein excludes square footage of the apartments. As such, the approximate initial cost basis of the apartments of $68 million has been deducted from the price per square foot calculation.
(4)	Includes an additional land parcel acquired in August 2013 with an initial cost basis of approximately $16.0 million.

Summary of Retail Leasing Activity (Consolidated)

For the Period Ended June 30, 2014

	Number of Leases(1)	GLA	Weighted Average- New Lease Rate(2)	Weighted Average- Prior Lease Rate(2)	Percentage Increase or (Decrease)	Tenant Improvement Allowance per Sq. Ft.	Weighted-Average Lease Term (Yrs.)
Comparable Leases
New leases(3)	5	9,871	$27.70	$26.15	5.9%	$6.46	7.3
Renewals/Options	30	199,099	16.66	15.89	4.8%	0.06	4.5

Total: Comparable Leases	35	208,970	$17.18	$16.38	4.9%	$0.36	4.6
Non-Comparable Leases
Operating portfolio	9	13,735	$23.05	n/a	n/a	$21.77	6.2
Development	5	9,074	30.19	n/a	n/a	31.09	6.4

Total: Non-Comparable Leases	14	22,809	$25.89	n/a	n/a	$25.48	6.3
Total Leasing Activity	49	231,779	$18.04	n/a	n/a	$2.83	4.8

(1)	Excludes month-to-month leases and leases involving office GLA.
(2)	Lease rate represents final cash rent from the previous lease and the intial cash rent from the new lease and excludes the impact of changes in lease rates during the term.
(3)	Represents leases signed on spaces for which there was a tenant within the last 12 months. Excludes leases signed at development properties.

Same Property Analysis

For the Periods Ended June 30, 2014

(In thousands, except per share amounts)

	Three Months Ended June 30, 2014	Three Months Ended June 30, 2013	Percentage Change	Six Months Ended June 30, 2014	Six Months Ended June 30, 2013	Percentage Change
Same Property Portfolio (1)
Number of properties	31	31		30	30
Rentable square feet	5,510,488	5,510,488		5,348,025	5,348,025
Percent leased	93.3%	92.3%	1.0%	93.2%	92.3%	1.0%
Percentage of total operating portfolio	88.6%	100.0%		86.0%	97.1%
Total revenues (2)	$27,028	$26,908	0.4%	$52,609	$51,908	1.4%
Total expenses	6,821	6,648	2.6%	13,839	13,092	5.7%

Same property - net operating income (GAAP basis)	$20,207	$20,260	-0.3%	$38,770	$38,816	-0.1%

Less: straight line rents, fair-value lease revenue, lease incentive revenue	(559)	(962)	-41.9%	(989)	(1,709)	-42.1%
Same property - net operating income (cash basis)	$19,648	$19,298	1.8%	$37,781	$37,107	1.8%

(1)	Includes all properties purchased prior to April 1, 2013 (three month analysis) and January 1, 2013 (six month analysis). Excludes adjustments relating to prior year reimbursements.
(2)	Total revenues for the three and six months ended June 30, 2014 includes a reduction of approximately $195,000 in recorded revenues related to a lease termination payment received at one property in 2014. Total revenues for the six months ended June 30, 2013 includes a reduction of approximately $203,000 in recorded revenues for percentage rents received at one property (pertaining to 2012) that were recognized on a cash basis due to the lack of significant previous operating history. Beginning in 2013, the Company now records an accrual for percentage rent revenues in the fourth quarter of each fiscal year.

Major Tenants By GLA (Consolidated)

For the Period Ended June 30, 2014

(Dollars in thousands, except rent per square foot)

Total GLA-Operating Portfolio(1)	6,218,035

	Tenants	# Stores	Square Feet	% of Total GLA
1	Lowe’s	2	325,863	5.2%
2	Publix	5	245,351	3.9%
3	Kohl’s	2	176,656	2.8%
4	Ross Dress For Less	6	171,194	2.8%
5	TJX Companies	6	166,207	2.7%
6	Dick’s Sporting Goods	3	140,018	2.3%
7	Jo-Ann	6	139,922	2.3%
8	Living Spaces(2)	1	133,120	2.1%
9	Bed Bath & Beyond	5	131,864	2.1%
10	PetSmart	7	131,691	2.1%

	Total Top 10 GLA	43	1,761,886	28.3%

Major Tenants By ABR (Consolidated)

Annualized Base Rent-Operating Portfolio (3)	$91,077

	Tenants	# Stores	Square Feet	Rent Per Sq. Ft.	ABR	% ABR
1	Publix	5	245,351	$11.15	$2,734	3.0%
2	Edwards Theatres (Regal Cinemas)	1	100,551	$23.35	$2,348	2.6%
3	Lowe’s	2	325,863	$6.74	$2,195	2.4%
4	Ross Dress For Less	6	171,194	$11.87	$2,031	2.2%
5	PetSmart	7	131,691	$14.83	$1,953	2.1%
6	Dick’s Sporting Goods	3	140,018	$12.85	$1,799	2.0%
7	TJX Companies	6	166,207	$10.33	$1,716	1.9%
8	Kaiser Permanente	1	38,432	$44.46	$1,709	1.9%
9	Jo-Ann	6	139,922	$11.55	$1,616	1.8%
10	Bed Bath & Beyond	5	131,864	$10.93	$1,441	1.6%

	Total Top 10 Annualized Rent	42	1,591,093	$12.28	$19,542	21.5%

(1)	Includes gross leasable area associated with buildings on ground lease.
(2)	Living Spaces is sub-leasing the building from Sears.
(3)	Annualized Base Rent does not include rental revenue from multi-family properties and is further described on the Definitions page.

Expiration Schedule (Consolidated)

For the Period Ended June 30, 2014
(Dollars in thousands, except rent per square foot)	6/30/2014	3/31/14
Total GLA—Operating Portfolio	6,218,035	6,218,070
Total GLA Occupied—Operating Portfolio	5,752,199	5,736,987

% Occupied	92.5%	92.3%
Total GLA—Operating Portfolio	6,218,035	6,218,070
Total GLA Leased—Operating Portfolio	5,816,416	5,799,671

% Leased	93.5%	93.3%
Retail GLA—Operating Portfolio(1)	5,879,696	5,879,731
Retail GLA Occupied—Operating Portfolio	5,462,838	5,447,626

% Occupied	92.9%	92.7%
Retail GLA—Operating Portfolio(1)	5,879,696	5,879,731
Retail GLA Leased—Operating Portfolio	5,527,055	5,510,310

% Leased	94.0%	93.7%
Total Retail Anchor GLA % Leased—Operating Portfolio	99.1%	99.1%
Total Retail Inline GLA % Leased—Operating Portfolio	84.5%	83.9%
Same Property GLA % Leased (Sequential)—Operating Portfolio(2)	93.5%	93.3%

	Occupied Retail GLA	% of Occupied Retail GLA	Total Occupied Retail ABR	% of Total Occupied Retail ABR
Occupied Retail Anchor GLA(3)	3,745,324	68.6%	$43,574	52.0%
Occupied Retail Inline GLA(3)	1,717,514	31.4%	40,144	48.0%

Total Occupied Retail GLA	5,462,838	100.0%	$83,718	100.0%

Year	Anchor GLA Expiring	% of Total Occupied Retail GLA	Anchor Rent Per Sq. Ft.	Inline GLA Expiring	% of Total Occupied Retail GLA	Inline Rent Per Sq. Ft.	Total Occupied Retail GLA Expiring	% of Total Occupied Retail GLA	Total Occupied Retail ABR Expiring	% of Total Retail ABR	Average Rent Per Sq. Ft.
2014 (4)	—	0.0%	$—	109,474	2.0%	$19.42	109,474	2.0%	$2,126	2.5%	$19.42
2015	210,423	3.9%	$12.52	243,023	4.4%	$22.32	453,446	8.3%	$8,059	9.6%	17.77
2016	184,021	3.4%	$10.07	215,969	4.0%	$23.92	399,990	7.3%	$7,018	8.4%	17.55
2017	51,839	0.9%	$14.21	241,115	4.4%	$22.16	292,954	5.4%	$6,080	7.3%	20.75
2018	317,428	5.8%	$13.36	201,336	3.7%	$23.65	518,764	9.5%	$9,004	10.8%	17.36
2019	608,095	11.1%	$14.38	244,451	4.5%	$22.87	852,546	15.6%	$14,337	17.1%	16.82
2020	366,609	6.7%	$16.20	88,351	1.6%	$23.80	454,960	8.3%	$8,042	9.6%	17.68
2021	134,163	2.5%	$11.99	74,295	1.4%	$20.08	208,458	3.8%	$3,101	3.7%	14.88
2022	312,047	5.7%	$12.52	53,556	1.0%	$20.42	365,603	6.7%	$5,002	6.0%	13.68
2023	65,018	1.2%	$11.94	62,752	1.1%	$27.00	127,770	2.3%	$2,471	3.0%	19.34
Beyond 2023	1,495,681	27.4%	$8.78	183,192	3.4%	$29.19	1,678,873	30.7%	$18,478	22.1%	11.01

Total	3,745,324	68.6%	$11.63	1,717,514	31.4%	$23.37	5,462,838	100.0%	$83,718	100.0%	$15.33

(1)	Retail figures exclude the Excel Centre and Promenade Corporate Center office properties.
(2)	Same property GLA percent leased (sequential) excludes any properties that were reclassified to the operating portfolio, acquired, or disposed of during the quarter.
(3)	Anchor Tenants and Inline Tenants are described on the Definitions page.
(4)	Includes month-to-month leases and ground leases, but excludes percentage rent.

Unconsolidated Investments

For the Period Ended June 30, 2014

(Dollars in thousands)

						Financial Information			Leasing Information
Investment Partner	Formation/Acquisition Date	Property	City	State	Total GLA(1)	Total Assets	Total Debt	Ownership Interest	Percent Leased	ABR
GEM	September 7, 2012	La Costa Town Center	Carlsbad	CA	122,096	$25,142	$14,100	20%	36.7%	$1,182
MDC	October 19, 2012	The Fountains at Bay Hill	Orlando	FL	103,767	$39,450	$23,197	50%	98.8%	$3,008

(1)	Total GLA represents total gross leasable area owned by the Company at the property (includes GLA of buildings on ground lease).

Summary Financial Information:
Balance Sheet	June 30, 2014	Company Pro Rata	December 31, 2013	Company Pro Rata
Assets:
Investments in Real Estate	$60,467	$23,103	$60,391	$23,187
Cash & cash equivalents	360	179	277	136
Other assets	3,765	1,472	4,944	1,772

Total assets	$64,592	$24,754	$65,612	$25,095

Liabilities and members’ equity:
Mortgage notes payable and secured loan	$37,297	$14,419	$37,523	$14,532
Other liabilities	10,413	5,127	10,236	5,008
Members’ equity	16,882	5,208	17,853	5,555

Total liabilities and equity	$64,592	$24,754	$65,612	$25,095

Company’s investment in unconsolidated entities		$8,303		$8,405

Income Statement	Three Months Ended June 30, 2014	Company Pro Rata	Six Months Ended June 30, 2014	Company Pro Rata
Total revenues	$1,421	$569	$2,776	$1,129
Expenses:
Property operating expenses	303	103	612	209
General and administrative	4	1	3	1
Depreciation and amortization	563	216	1,147	441

Total expenses	870	320	1,762	651
Interest expense	(477)	(154)	(953)	(313)

Net income (loss)	$74	$95	$61	$165

Company’s loss from equity in unconsolidated entities		$95		$165

Unconsolidated Debt:
La Costa Town Center	June 30, 2014
Proportionate share of debt:	$2,820
Maturity date:	October 1, 2014
Current interest rate:	5.9%

Fountains at Bay Hill:	June 30, 2014
Proportionate share of debt:	$11,599
Maturity date:	April 2, 2015
Current interest rate:	3.4%

Definitions

Adjusted Funds From Operations (AFFO): Adjusted Funds From Operations (AFFO) is a non-GAAP financial measure we believe is a useful supplemental measure of our performance. We compute AFFO by adding to FFO the non-cash compensation expense, amortization of prepaid financing costs and non-recurring transaction costs, and other one-time items, then subtracting straight-line rents, amortization of above and below market leases and non-incremental capital expenditures. Our computation may differ from the methodology for calculating AFFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Anchor Tenant: A tenant who occupies 10,000 square feet or more.

Annualized Base Rent: Annualized Base Rent is obtained by annualizing the cash rental rate (excluding reimbursements and percentage rent) for the final month of a reporting period. Annualized Base Rent does not include rental revenue from multi-family properties.

EBITDA: Earnings (excluding preferred stock dividends) before interest, taxes, depreciation and amortization.

Funds From Operations (FFO): Excel Trust considers FFO an important supplemental measure of its operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year-over-year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income.

Excel Trust computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. As defined by NAREIT, FFO represents net income (loss) (computed in accordance with generally accepted accounting principles, or GAAP), excluding real estate-related depreciation and amortization, impairment charges and net gains (losses) on the disposition of real estate assets and after adjustments for unconsolidated partnerships and joint ventures. Excel Trust’s computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) replacement or expansion, debt (computed in accordance with GAAP) as an indicator of Excel Trust’s financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of Excel Trust’s liquidity, nor is it indicative of funds available to fund Excel Trust’s cash needs, including Excel Trust’s ability to pay dividends or make distributions.

Inline Tenant: Any tenant who does not qualify as an anchor tenant.

Leased: A space is considered leased when both Excel Trust and the tenant have executed the lease agreement.

Occupied: A space is considered occupied when the tenant has access to the space and revenue recognition has commenced (includes month-to-month tenants). If a tenant has vacated a space and Excel Trust has agreed to terminate the lease, the space is considered unoccupied as of the date of execution of the amended lease agreement.